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                                                                 Exhibit 10.1(a)

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                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                          DATED AS OF JANUARY 21, 1998



                                 BY AND BETWEEN




                           UGLY DUCKLING CORPORATION,
                             A DELAWARE CORPORATION
                                   ("LENDER")



                                       AND



                     FIRST MERCHANTS ACCEPTANCE CORPORATION,
                             A DELAWARE CORPORATION
                                  ("BORROWER")


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                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT


        This FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the "Amendment to Agreement"), is entered into as of January 21, 1998, between UGLY DUCKLING CORPORATION, a Delaware corporation ("Lender"), with a place of business located at 2525 East Camelback Road, Suite 1150, Phoenix, Arizona 85016, and FIRST MERCHANTS ACCEPTANCE CORPORATION, a Delaware corporation, the debtor and debtor-in-possession in the Reorganization Case ("Borrower") with a principal place of business located at 570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015.

        WHEREAS, Lender agreed to make available to Borrower a revolving credit facility (the "Loan") upon the terms and conditions set forth in that certain Credit and Security Agreement dated as of July 17, 1997, by and between Lender and Borrower;

        WHEREAS, pursuant to the terms of the Agreement, Lender agreed to loan Borrower up to Ten Million Dollars ($10,000,000.00);

        WHEREAS, the Lender and the Borrower have agreed modify the Agreement as set forth below to, among other things, increase the loan amount and extend the maturity.

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree to modify, amend and supplement the Agreement only as follows, all other provisions of the Agreement not effected hereby to remain in full force and effect:

                                    ARTICLE I

                                   DEFINITIONS

        1.1 Defined Terms. Capitalized terms not defined herein are used as defined in the Agreement. Terms used herein shall also be used in conjunction with the interpretive provisions of Section 1.2 of the Agreement. The following capitalized terms have the meanings set forth immediately below:

               (a) Agent means LaSalle National Bank, as agent, under that certain Fourth Amended and Restated Loan and Security Agreement, dated as of February 28, 1996, as subsequently amended.

               (b) B Piece Distributions means all amounts received or to be received with respect to all of the residual interests, certificates in and all rights to payments under or related to any of the Securitized Pools held by Borrower, FMARC or FMARC II, without duplication, including, without limitation, all amounts distributable from any of the spread accounts.

               (c) Charged Off Receivables means Contracts charged off through December 31, 1997 and held in the Securitized Pools.

               (d) Charged Off Receivable Sale means the sale of the Charged Off Receivables, on terms acceptable to UDC, (1) to UDC for a purchase price equal to 1% of the outstanding principal balance of such Contracts charged off on or prior to September 30, 1997 and 2% of the outstanding principal balance of such Contracts charged off between October 1, 1997 and December 31, 1997 ("UDC's Initial Bid"), or (2) if UDC is not the successful bidder at such sale, where UDC is entitled to receive, and actually receives, fifty (50) percent of the proceeds in excess of UDC's Initial Bid (such recovery not to exceed Three Hundred and Fifty Thousand Dollars ($350,000)).


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               (f) Contracts means retail installment motor vehicle contracts originated or purchased by FMAC.

               (g) Excess Greenwich Collateral means any remaining proceeds from collections on Greenwich Collateral after full repayment of all loan obligations to Greenwich secured thereby.

               (h) FMARC means First Merchants Auto Receivables Corporation, a Delaware corporation.

               (i) FMARC II means First Merchants Auto Receivables Corporation II, a Delaware corporation.

               (j) FSA means Financial Security Assurance Inc.


               (k) Greenwich means Greenwich Capital Financial Products, Inc.

               (l) Greenwich Collateral means all Contracts and related collateral securing repayment of amounts due Greenwich.

               (m) Securitized Pools means the pools of Contracts which FMAC securitized through FMARC and FMARC II.

               (n) Tax Refunds means any and all tax refunds to which the Borrower or any subsidiary of Borrower may be entitled under their return for tax year 1996 and prior tax years.

                                   ARTICLE II

                                 THE COMMITMENT

        2.1 Increase In Commitment Amount. The definition of "Commitment Amount" set forth in Section 1.1 of the Agreement is hereby modified and replaced with the following definition:

        "Commitment Amount" means, prior to the Charged Off Receivable Sale, the maximum principal amount of Sixteen Million Five Hundred Thousand Dollars ($16,500,000.00) and, after the Charged Off Receivable Sale, the maximum principal amount of Eighteen Million Five Hundred Thousand Dollars ($18,500,000.00).

        2.2 Modification of Commitment Fee. The definition of "Commitment Fee" set forth in Section 1.1 of the Agreement is hereby modified and replaced with the following definition:

        "Commitment Fee" means the sum of Four Hundred and Fifty Thousand Dollars ($450,000.00), such sum representing a fee for providing the Loan.

        2.3 Repayment and Mandatory Prepayment. Section 2.3 of the Agreement is hereby amended and replaced with the following: Borrower shall repay all amounts due under the Loan on or prior to the Maturity Date. Borrower shall immediately prepay that portion of the principal amount of any Advances at any time outstanding which exceeds the Commitment Amount. In addition, Borrower shall be required to make the following payments until termination of the Agreement:


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               (a) Borrower shall, within ten (10) days of receipt, remit to
Lender all amounts received by Borrower with respect to the Tax Refunds, the first Ten Million Dollars ($10,000,000) of such monies to be applied to permanently reduce the Commitment Amount.

               (b) Borrower shall remit to Lender all amounts received by Borrower on account of, or from, the B Piece Distributions, such monies to be applied to permanently reduce the Commitment Amount.

               (c) Borrower shall remit to Lender all amounts received by Borrower on account of, or from, the Excess Greenwich Collateral, Tax Refunds in excess of Ten Million Dollars ($10,000,000.00), sales or liquidation of any of Borrower's furniture, fixtures and equipment, such monies shall not permanently reduce the Commitment Amount and the Borrower will be allowed to reborrow such amounts under the terms of this Agreement.

               (d) Borrower may, but is under no obligation to, use proceeds from the UDC Warrants and its causes of action to repay amounts due under this Agreement if it so elects and in the event it so elects, such repayment will not constitute a permanent paydown of the Commitment Amount and the Borrower will be allowed to reborrow such amounts under the terms of this Agreement.

        2.4 Interest Rate. Section 2.4 of the Agreement shall be modified to include a new subsection (e) which provides:

        (e) Notwithstanding anything to the contrary in Section 2.4(a) hereof, from and after the effective date of the Borrowers' plan of reorganization (such date to be defined in such plan) confirmed with the consent and approval of Lender (the "Chapter 11 Plan"), all Advances (and all Obligations not paid when due) shall bear interest at a per annum rate of ten percent (10%). Nothing in this subsection (e) shall modify any other provisions in Section 2.4.

        2.5 Commitment Fee. Section 2.5 of the Agreement is hereby amended and replaced with the following text:Borrower shall unconditionally pay Lender the Commitment Fee which is earned in full, non-refundable, and due and payable as of the date hereof. Lender agrees, however, that payment of such fees shall not accrue interest and shall be made by Borrower on the earlier of (1) in accordance with the Plan from the B Pieces (as defined in the Chapter 11 Plan) distributions, (2) conversion of the case to a case under Chapter 7 of the Bankruptcy Code, (3) appointment of a trustee or examiner under the Bankruptcy Code, or (4) confirmation of a plan of reorganization or liquidation that is not supported by Lender.

        2.6 Maturity Date. Section 2.8 of the Agreement is hereby amended and restated to provide as follows: The Maturity Date shall be the earlier of (1) December 31, 2000 or (ii) the date when the Commitment Amount has been permanently reduced to zero.

        2.7 Term. Section 4.3 of the Agreement shall be amended and replaced to provide that: This Agreement shall become effective upon the execution and delivery hereof by Borrower and Lender and shall continue in full force and effect for a term ending on the earliest of (a) the confirmation of a Chapter 11 Plan of Reorganization other than the Chapter 11 Plan, (b) the date of the conversion of Borrower's Chapter 11 case to one pursuant to Chapter 7 of the Bankruptcy Code, (c) the date a trustee or examiner is appointed in the Chapter 11 Case, (d) the Maturity Date, (e) dismissal of the Chapter 11 case, or (f) the date of termination of this Agreement in accordance with its terms after the occurrence and during the continuation of an Event of Default.


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        2.8 Costs and Expenses. Borrower and Lender agree that Lender is entitled to, in satisfaction of Borrower's obligations under Section 9.4 of the Agreement, the sum of One Hundred Thousand Dollars ($100,000.00), such sum representing the agreed upon fees and expenses of Lender associated with the Loan and to be paid on the effective date of the Plan.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        In order to induce Lender to enter into this Amendment, Borrower represents and warrants that the Representations and Warranties made by Debtor in Article III of the Agreement are true, correct, and complete in all respects as of the date hereof.

                                   ARTICLE IV

                           EVENTS OF DEFAULT/REMEDIES

        4.1 Event of Default. Section 4.1(m) shall be deleted in its entirety.

                                    ARTICLE V

                                  MISCELLANEOUS

        5.1 Amendments and Waivers. No amendment or waiver of any provision of this Amendment, the Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

        5.2 Notices.

               (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided, that, any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient, and (ii) shall be followed promptly by a hard copy original thereof by over-night courier to the address set forth below; or to such other address as shall be designated by such party in a written notice to the other party, and as directed to each other party, at such other address as shall be designated by Lender or Borrower in a written notice to Borrower and Lender.

               If to Borrower:      FIRST MERCHANTS ACCEPTANCE CORPORATION
                                    570 Lake Cook Road
                                    Suite 126
                                    Deerfield, Illinois 60015
                                    Attn: Howard Adamski
                                    Facsimile No.: (847) 945-2556

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               With a copy to:      Sonnenschein Nath & Rosenthal
                                    8000 Sears Tower
                                    Chicago, Illinois 60606-6404
                                    Attn: Robert Richards, Esquire
                                    Facsimile No. (312) 876-7934

               If to Lender:        UGLY DUCKLING CORPORATION
                                    2525 East Camelback Road
                                    Suite 1150
                                    Phoenix, Arizona 85016
                                    Attn: Steven Johnson
                                    Facsimile No.: (602) 852-6696

               With a copy to:      Snell & Wilmer L.L.P.
                                    One Arizona Center
                                    Phoenix, Arizona 85004-0001
                                    Attn: Timothy W. Moser, Esquire
                                    Facsimile No.: (602) 382-6070

               (b) All such notices, requests and communications shall, when transmitted by overnight delivery or faxed, be effective when delivered for overnight (next day) delivery, transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to Article II shall not be effective until actually received by Lender.

               (c) Borrower acknowledges and agrees that any agreement of Lender to receive certain notices by telephone and facsimile is solely for the convenience and at the request of Borrower. Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by Borrower to give such notice and Lender shall not have any liability to Borrower or to other Person on account of any action taken or not taken by Lender in reliance upon such telephonic or facsimile notice. The obligation of Borrower to repay the Advances shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic or facsimile notice.

        5.3 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        5.4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        5.5 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.


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        5.6 No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of Borrower and Lender, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. Lender shall have no obligation to any Person not a party to this Amendment or other Loan Documents.

        5.7 Time. Time is of the essence as to each term or provision of this Amendment and each of the other Loan Documents.

        5.8 Governing Law and Jurisdiction.

        THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA (INCLUDING THE BANKRUPTCY CODE), IT BEING THE INTENT OF THE PARTIES THAT FEDERAL LAW SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO WITHOUT REGARD TO THE APPLICATION OF ANY PROVISION OF STATE LAW. TO THE EXTENT THAT FEDERAL LAW WOULD APPLY THE LAW OF ANY STATE AS THE FEDERAL RULE FOR THE PURPOSES OF THIS AGREEMENT, THE PARTIES AGREE THAT THE LAWS OF THE STATE OF ARIZONA SHALL BE USED TO SUPPLEMENT APPLICABLE FEDERAL LAW.

        THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE BANKRUPTCY COURT. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.13.

        BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        5.9 Entire Agreement. The Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among Borrower and Lender and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by Borrower (or any indemnification for) any Lender Costs incurred (or to be incurred) by or on behalf of Lender.

        5.10 Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to Lender, Borrower and other parties, and is the product of all parties hereto. Accordingly, this Amendment, the Agreement and the other Loan Documents shall not be construed against Lender merely because of Lender's involvement in the preparation of such documents and agreements.


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        5.11 Assignment. Lender may assign its rights under the Agreement, as amended hereby, and under the Loan Documents without the consent of Borrower. Borrower acknowledges that it understands that Lender intends to grant Greenwich a security interest in Lender's rights hereunder and under the Loan Documents.

        5.12 Plan Controls. To the extent the Agreement, as amended hereby, contradicts or conflicts with the Chapter 11 Plan, the terms of the Chapter 11 Plan will control.

        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed as of the date first written above.

                              FIRST MERCHANTS ACCEPTANCE CORPORATION, a
                              Delaware corporation


                              By:            /s/ WILLIAM PLAMONDON
                                 ----------------------------------------------
                                 Name:  WILLIAM PLAMONDON
                                 Title: President & CEO



                              UGLY DUCKLING CORPORATION, a Delaware corporation


                              By:            /s/ DONALD L. ADDINK
                                 ----------------------------------------------
                                 Name:  DONALD L. ADDINK
                                 Title: Vice President


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